EX-32.1 4 awcex321.htm CEO/CFO 1350 CERTIFICATON

Exhibit 32.1

CERTIFICATION

Each of the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Quarterly Report on Form 10-Q of American Woodmark Corporation for the quarter ended July 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”)  fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 31, 2010	/s/ Kent B. Guichard
Kent B. Guichard
President and Chief Executive Officer
(Principal Executive Officer)

Date: August 31, 2010	/s/Jonathan H. Wolk
Jonathan H. Wolk
Vice President and Chief Financial Officer
(Principal Financial Officer)